Day One Biopharmaceuticals FEBRUARY 2025 Fourth Quarter & Full-Year 2024 Financial Results & Corporate Progress

Forward looking statements This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, timing and success of our commercialization and marketing efforts, timing and success of our planned nonclinical and clinical development activities, the results of any of our strategic collaborations, including the potential achievement of milestones and provision of royalty payments thereunder, efficacy and safety profiles of our products and product candidates, the ability of OJEMDA™ (tovorafenib) to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our products and product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, changing interest rates, cybersecurity incidents, significant political, trade or regulatory developments and global regional conflicts, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Opening Remarks Jeremy Bender (Chief Executive Officer) OJEMDATM (tovorafenib) Lauren Merendino (Chief Commercial Officer) Financial Performance Charles York (Chief Operating Officer & Chief Financial Officer) Q&A Session All, joined by: Elly Barry (Chief Medical Officer) Agenda & Day One participants

Jeremy Bender Chief Executive Officer Opening Remarks

1 Represents cash, cash equivalents and short-term investments as of December 31, 2024. Fourth quarter and full year 2024 highlights OJEMDA $29.0M in net product revenues in Q4 2024, $57.2M in 2024 Delivered strong revenue as the foundation of our growing business Pipeline Progress FIREFLY-2 trial enrollment completion expected 1H 2026 First dose cohort cleared in DAY301 program trial Financial Position Strong financial position with $531.7M in cash1

Lauren Merendino Chief Commercial Officer OJEMDA Launch Performance

Commercial performance in launch year 1 OJEMDA received U.S. FDA accelerated approval for relapsed or refractory BRAF-altered pediatric low-grade glioma on April 23, 2024. 2 Prescriptions are approximations based on data available as of December 31, 2024. $57.2M 2024 OJEMDA Net Product Revenue ~88% Quarterly Compounded Net Product Revenue Growth Since Launch1 1,647 Cumulative 2024 Prescriptions Since Launch1,2

1 OJEMDA received U.S. FDA accelerated approval for relapsed or refractory BRAF-altered pediatric low-grade glioma on April 23, 2024. 2 In December 2024, the Centers for Medicare & Medicaid Services (CMS) agreed that OJEMDA is approved exclusively for pediatric indications, reducing its Medicaid and 340B minimum rebate percentage from 23.1% to 17.1%. Net Revenue Drivers Double-digit percent growth in new patient starts each quarter since launch High percentage of patients staying on therapy month-to-month Improvement in gross-to-net due to CMS approval of exclusively pediatric designation2 Achieved $57.2M in 2024 OJEMDA net product revenues $8.2M $20.1M $29.0M +$11.9M (145%) +$8.9M (44%) (Launch) Net Revenue Since Launch1 OJEMDA Revenue Strong Uptake Continues

1 Analysis includes on-label, non-EAP patients only and data are approximations based on SP reporting as of December 31, 2024. 100% Goal Breadth of Accounts Treating ≥ 1 Patient on OJEMDA1 (N = 17) (N = 85) (N = 110) Launch Dec 2024 1 Patient 2 Patients 3+ Patients OJEMDA U.S. prescriptions continue to grow accompanied by increases in breadth and depth of prescribers Depth of Prescribing by Account Since Launch1

Coverage approval rates remain high across both Commercial and Medicaid payers

Reported Coverage[1,2]

Percent of Covered Lives – Commercial & Medicaid



Not Published
23%
Not Covered
Pending Review
1%
Covered
~76% (+12%)

~60%
Commercial Patients

Payer Mix

~40%
Medicaid Patients

~95%

On-label patients approved for coverage[4]

>80%

Patients receiving approval on their initial request[3]

< 7 Days

Patients average time from script to fill[3]

[1] Breakaway Partners LLC – Breakaway Partners Analytics Platform. Metrics Based on 190.5M Commercial Lives . [2] Artia Solutions - Medicaid Coverage Status Report and Breakaway Partners LLC – Breakaway Partners Analytics Platform. Metrics Based on 73.9M Total Medicaid Lives. [3] Includes on-label patients only. [4] Internal prescription data. Data source date 12/31/2024. Coverage comparison data 12/31/2024 vs. 9/30/24.

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Day One BIOPHARMACEUTICALS

Continue to increase breadth and depth of prescribers Establish OJEMDA as standard of care in 2nd line relapsed or refractory BRAF-altered pLGG Support prescribers and patients to allow for optimal duration of treatment OJEMDA priorities to drive revenue growth in 2025

Charles York Chief Operating Officer & Chief Financial Officer Financial Performance

All financial information is unaudited. 1 Includes stock-based compensation expense of $3.5 million and $16.7 million for the three and twelve months ended 12/31/24, and $4.3 million and $14.4 million for the three and twelve months ended 12/31/23, respectively. 2 Includes stock-based compensation expense of $7.5 million and $31.6 million for the three and twelve months ended 12/31/24, and $6.5 million and $24.9 million for the three and twelve months ended 12/31/23, respectively. 3 Includes sale of Priority Review Voucher of $108.0 million for the twelve months ended 12/31/24. Financial Summary ($ in millions) Three Months Ended 12/31/24 Three Months Ended 12/31/23 Full Year Ended 12/31/24 Full Year Ended 12/31/23 OJEMDA Net Revenue 29.0 -- 57.2 -- License Revenue 0.2 -- 73.9 -- Total Revenue $29.2 $-- $131.2 $--  Cost of Product Revenue 3.0 -- 5.3 --  Research and Development Expense1 61.8 37.3 227.7 130.5  Selling, General and Administrative Expense2 29.8 22.2 115.5 75.6 Total Cost and Operating Expenses $94.6 $59.5 $348.4 $206.1  Non-operating Income3 6.2 5.0 128.9 17.2   Income Tax Expense (6.5) -- (7.1) -- Net Loss ($65.7) ($54.5) ($95.5) ($188.9) 12/31/24 12/31/23 Cash, cash equivalents and short-term investments $531.7 $366.3 Fourth quarter & full year 2024 financial results

Thank you